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                                                                      EXHIBIT 23
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8, Registration Nos. 333-15941, 333-15943, 333-15945,
333-60189, 333-60203 and 333-81373 of Abercrombie & Fitch of our report dated February 19, 2002 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Columbus, Ohio
April 17, 2002